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                                                                   EXHIBIT 10.27


                       LOAN AGREEMENT AND PROMISSORY NOTE
                                DECEMBER 30, 2001

                  WHEREAS, STEVEN DEAN FURBUSH (the "Borrower") is an executive of The Nasdaq Stock Market, Inc., a Delaware Corporation (the "Corporation");

                  WHEREAS, the Corporation, provided the Borrower with an advance of $100,000 on May 15, 2001 and an advance of $250,000 on June 11, 2001; such advances to be used by the Borrower to aid in his purchase of his principal residence; and

                  WHEREAS, the Corporation and the Borrower, wish to convert such advances into a true and enforceable fully recourse loan at a rate of interest specified herein.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties hereby agree as follows:

                  FOR VALUE RECEIVED, the Borrower unconditionally promises to pay to the order of the Corporation or its successors and assigns, without setoff, at the address indicated below, the principal amount of THREE-HUNDRED AND FIFTY THOUSAND DOLLARS ($350,000) (the "Loan") in lawful money of the United States of America, together with interest thereon at the Interest Rate (as defined below), on MAY 1, 2006 (the "Final Maturity Date"), or such earlier date as such amount shall become due and payable in accordance with the terms of this loan agreement and promissory note (this "Note").

                  This Note is a fully recourse unsecured promise to pay the Loan.

                  1. DEFINITIONS. As used in this Note, the following terms shall have the meanings set forth below.

                    (a) "BUSINESS DAY" means any day not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

                    (b) "CAUSE" means (i) the Borrower's conviction of, or pleading NOLO CONTENDERE to a felony, or to any crime, whether a felony or misdemeanor, involving the purchase or sale of any security, mail or wire fraud, theft, embezzlement, or Corporation property or (ii) the Borrower's misconduct in connection with the performance of his duties to the Corporation or any other material breach by the Borrower of the By-Laws of the Corporation or the Code of Conduct of the Corporation.

                    (c) "DISABILITY" means the Borrower becoming physically or mentally incapacitated and is therefore unable to perform his duties for a period of 45 consecutive working days or 75 working days in a six (6) month period.


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                    (d) "INTEREST RATE" means a per annum interest rate equal to the long-term Applicable Federal Rate as such term is defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended, for the month of November, 2001, which the Borrower and Corporation acknowledge is 5.31%

                  2. INTEREST.

                    (a) The unpaid principal amount of the Loan shall bear interest from May 15, 2001 until paid in full at the Interest Rate compounding annually. All accrued interest on the Loan shall be payable at maturity (whether by acceleration or otherwise), and after such maturity, on demand. Interest shall be calculated based on a year of 365 or 366 days, as applicable, for the actual number of days for which any principal is outstanding hereunder.

                  3. REPAYMENT AND PREPAYMENT.

                    (a) The Borrower shall have the right to prepay the Loan, in whole or in part, at any time and from time to time upon at least five (5) days' prior written notice to the Corporation, without premium or penalty, provided that the Borrower pays to the Corporation at the same time all accrued and unpaid interest on the Loan.

                    (b) The Borrower, or his estate, as the case may be, shall be required to pay the outstanding principal amount of the Loan together with all accrued and unpaid interest thereon, on the EARLIEST to occur of the following:

                    (i) the Final Maturity Date;

                    (ii) the date which is three (3) Business Days following the date the Borrower's employment with the Corporation is terminated by the Corporation for Cause or by the Borrower for any reason, other than his death or Disability;

                    (iii) the date which is 365 days following the date the Borrower's employment with the Corporation is terminated on account of the Borrower's death or Disability;

                    (iv) the date which is 90 days following the date the Borrower's employment with the Corporation is terminated by the Corporation other than on account of Cause, his death or Disability; and

                    (v) an Event of Default.

                    (c) All payments received under this Section 3 shall be applied, first, to the payment of accrued and unpaid interest, and then to the payment of principal.

                  4. METHOD OF PAYMENT. All payments under this Note shall be made in lawful money of the United States of America. Whenever any payment to be made under this Note shall be stated to be due on a day which is not a Business Day, the due date


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shall be extended to the next succeeding Business Day. All payments made by the
Borrower hereunder shall be made without setoff, counterclaim or other defense.

                  5. COVENANTS. The Borrower hereby covenants and agrees that from the date hereof and until the Loan and all interest accrued thereon shall have been paid in full, he will promptly advise the Corporation in writing of any material litigation filed by or against the Borrower and any event that has occurred that would constitute an Event of Default.

                  6. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                    (a) the Borrower shall fail to make any payment under this Note when due;

                    (b) the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against the Borrower;

then, in an any such event, and at such time thereafter as any Event of Default shall then be continuing, the Corporation may, by written notice to the Borrower, declare the principal of and any accrued interest in respect of the Loan forthwith due and payable (PROVIDED, that if any Event of Default described in clause (b) above shall occur, such acceleration shall occur automatically without the giving of any such notice), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and any and all rights and remedies available at law or in equity.

                  7. NON-WAIVER. THE FAILURE OF EITHER PARTY HERETO, AT ANY TIME, TO EXERCISE ANY OF ITS OPTIONS OR ANY OTHER RIGHTS HEREUNDER SHALL NOT CONSTITUTE A WAIVER THEREOF, NOR SHALL IT BE A BAR TO THE EXERCISE OF ANY OF ITS OPTIONS OR RIGHTS AT A LATER DATE. ALL RIGHTS AND REMEDIES OF EACH PARTY HERETO SHALL BE CUMULATIVE AND MAY BE PURSUED SINGLY, SUCCESSIVELY OR TOGETHER, AT THE OPTION OF SUCH PARTY. THE ACCEPTANCE BY THE CORPORATION HERETO OF ANY PARTIAL PAYMENT SHALL NOT CONSTITUTE A WAIVER OF ANY DEFAULT OR OF ANY OF THE CORPORATION'S RIGHTS UNDER THIS NOTE. NO WAIVER OF ANY RIGHTS HEREUNDER SHALL BE DEEMED TO BE MADE BY ANY PARTY HERETO UNLESS THE SAME SHALL BE IN WRITING, DULY SIGNED ON BEHALF OF SUCH PARTY; AND EACH SUCH WAIVER SHALL APPLY ONLY WITH RESPECT TO THE SPECIFIC INSTANCE INVOLVED, AND SHALL IN NO WAY IMPAIR THE RIGHTS OR THE OBLIGATIONS OF THE BORROWER OR CORPORATION IN ANY OTHER RESPECT AT ANY OTHER TIME. NO MODIFICATION OR AMENDMENT OF THIS NOTE SHALL BE EFFECTIVE UNLESS THE SAME SHALL BE IN WRITING, DULY SIGNED ON BEHALF OF EACH PARTY HERETO.

                  8. MISCELLANEOUS.

                    (a) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified


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mail, return receipt requested, postage prepaid, or by nationally recognized overnight courier service, addressed as follows:

                 If to the Borrower:   Steven Dean Furbush



           If to the Corporation to:   The Nasdaq Stock Market, Inc.
                                       One Liberty Plaza
                                       New York, NY 10006
                                       Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee, provided, that a refusal by the addressee to accept delivery shall be deemed to constitute receipt.

                  (b) The Borrower agrees to pay on demand reasonable costs and expenses, if any (including reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) by the Corporation of its rights under Section 6 of the Note (Event of Default).

                  (c) Anything in this Note to the contrary notwithstanding, in no event shall the Borrower be obligated to make any payment of interest or late charges, and in no event shall the Corporation be entitled to receive payment of any such interest or charges, if and to the extent that such payment would violate any usury laws of the State of New York applicable to this Note. If payment of any such interest or charges is made by the Borrower and received by the Corporation and such payment is in violation of such usury laws, the portion of such payment which exceeds the maximum allowable by or under such usury laws shall not be or be deemed to be interest or late charges, but instead shall be applied in reduction of the principal amount outstanding under this Note.

                  (d) The provisions of this Note shall be construed and interpreted in accordance with the laws of the State of New York without regard to principles of conflicts of law thereof. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

                  (e) This Note and the acknowledgment hereto may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.


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                  (f) This Note contains the entire agreement and understanding of the parties with respect to the subject matter contained herein and supersedes all prior communications, representations and negotiations with respect thereto.






                                                 /s/ Steven Dean Furbush
                                                 -------------------------------
                                                 BORROWER
                                                 STEVEN DEAN FURBUSH


ACKNOWLEDGED AND AGREED:

THE NASDAQ STOCK MARKET, INC.



BY:  /s/ Richard G. Ketchum
     --------------------------------
     RICHARD G. KETCHUM
     PRESIDENT